                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 14, 2000


                             Waxman Industries, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

 Delaware                                0-5888                  34-0899894
 --------                                ------                  ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

        24460 Aurora Road, Bedford Heights, Ohio          44146
        ----------------------------------------          -----
       (Address of principal executive offices)         (Zip Code)

       Registrant's Telephone Number, Including Area Code: (440) 439-1830
       ------------------------------------------------------------------

                                 Not Applicable
          -----------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.


         On October 2, 2000, Waxman Industries, Inc. ("the Company") filed a voluntary petition for relief under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The case was administered under the case name IN RE: WAXMAN INDUSTRIES, INC., Case No. 00-3815, with the Honorable Peter J. Walsh, Chief United States Bankruptcy Judge, presiding over the case. The Company has continued to operate its business as a debtor-in-possession during such case.

        On October 4, 2000, the Company filed a pre-negotiated Joint Plan of Reorganization Under Chapter 11 Of The Bankruptcy Code Of Waxman Industries, Inc. And The Unofficial Bondholders' Committee (the "Plan") and a proposed Disclosure Statement (the "Disclosure Statement") with the Bankruptcy Court which was supported by the Unofficial Bondholders' Committee for the Company. A hearing to consider (i) the adequacy of the prepetition solicitation procedures (the "Solicitation Procedures") and the Disclosure Statement and (ii) confirmation of the Plan was held on November 14, 2000. The Plan, the Disclosure Statement and the Solicitation Procedures were confirmed by the Bankruptcy Court pursuant to an order dated November 14, 2000 (the "Confirmation Order"). The Confirmation Order is a final order. The Plan became effective on November 16, 2000 (the "Effective Date").

         Set forth below is a summary of the material terms of the Plan. Such summary is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

         The Plan provides that the following claims and interests are "unimpaired" and will be paid in cash on or after the Effective Date or otherwise satisfied in accordance with the terms of any agreements with the
Company:

CLASS OF CLAIM OR INTEREST                  ESTIMATED AMOUNT OF CLAIMS
--------------------------                  --------------------------
Class 1 - Priority Claims                            $25,829

Class 2 - Secured Claims
(other than Deferred Coupon Note Claims)             $18,947,251

Class 4 - Unsecured Claims                           $846,081

Class 5 - Intercompany Claims                        $0

Class 6 - Class B Common Stock                       not applicable

Class 7 - Common Stock                               not applicable

Class 8 - Stock Options                              not applicable

         Unclassified claims under the Plan include administrative expenses and priority taxes. The amount of the administrative expenses cannot be determined with any certainty until all applications for compensation submitted by professionals are considered by the Bankruptcy Court. The estimated amount of the priority taxes is $701,458. In addition, in accordance with the terms of the Plan, the

Company ratified and reaffirmed its obligations to Congress Financial Corporation ("Congress") as a guarantor and a grantor of liens pursuant to the working capital credit facility made available by Congress.

         The Plan provides that the following class of claims is "impaired" and will be paid in cash on or after the Effective Date or otherwise satisfied in accordance with the terms of the Plan or any agreements with the Company:

CLASS OF CLAIM                    ESTIMATED AMOUNT OF CLAIMS
--------------                    --------------------------
Class 3 - Deferred Coupon Note    $96,740,788 in principal, plus accrued
Claims                            interest through the petition date and any
                                  other amounts due under or in connection with the Indenture (as defined below) and/or the Deferred Coupon Notes (as defined below).

         Under the Plan, each record holder of the 12 3/4% Senior Secured Deferred Coupon Notes Due 2004, Series A and the 12 3/4% Senior Secured Deferred Coupon Notes Due 2004, Series B (the "Deferred Coupon Notes") will receive in full satisfaction, settlement, release and discharge and in exchange for its allowed claim its pro-rata share of the distribution available under the Plan. In exchange for the distributions already provided or to be provided to the record holders of the Deferred Coupon Notes under the Plan, the Plan provides that on the Effective Date, among other things, (i) both that certain indenture, dated as of May 20, 1994, by and between the Company and The Huntington National Bank, as trustee (the "Indenture Trustee"), pursuant to which the Deferred Coupon Notes were issued (as amended, the "Indenture") and the Deferred Coupon Notes shall be canceled and of no further force and effect, and (ii) the collateral pledged prepetition to secure payment to the holders of Deferred Coupon Notes shall immediately revest in the reorganized Company free and clear of any and all liens, encumbrances, claims, and/or rights of the Unofficial Bondholders' Committee, the holders of the Deferred Coupon Notes, the Indenture Trustee and any other party.

         Following consummation of the Plan, the Company and its subsidiaries will continue to exist as separate corporate entities in accordance with the laws of their respective states of incorporation and pursuant to their respective certificates of incorporation and by-laws as in effect prior to the Effective Date, except to the extent that the Company's certificate of incorporation and by-laws may be amended as necessary to satisfy the provisions of the Plan and the Bankruptcy Code.

         The board of directors of the reorganized Company shall initially consist of the following persons, who were the members of the board of directors of the Company immediately prior to the Effective Date: Melvin Waxman, Armond Waxman, Laurence Waxman, Irving Friedman, Judy Robins and John Peters.

         INFORMATION AS TO THE ASSETS AND LIABILITIES OF THE REGISTRANT

         The accompanying unaudited proforma condensed balance sheets reflect the transaction as if it occurred on September 30, 2000.

         Prior to September 30, 2000, the Company completed the sale of all of the remaining common stock of Barnett Inc. owned by Waxman USA Inc., a wholly-owned subsidiary of the Company, and applied the proceeds to repay Waxman USA's 11 1/8% Senior Notes due 2001, reduce working capital borrowings from Congress and to pay taxes and other expenses associated with the transaction.

  The transaction detailed in these proforma adjustments, gives effect to the Company's completion of its financial restructuring plan, which included confirmation of the Plan on November 14, 2000.

     The accompanying unaudited proforma condensed balance sheets are not necessarily indicative of future consolidated results of operations or financial position of the Company.

                    WAXMAN INDUSTRIES, INC. AND SUBSIDIARIES
            UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                               SEPTEMBER 30, 2000
                                 (IN THOUSANDS)

                                     ASSETS

                                                     As Reported     Proforma                       Proforma
                                                    September 30,     Adjustments                   September 30,
                                                         2000        ------------                      2000
                                                         ----                                          ----
CURRENT ASSETS:
  Cash and cash equivalents                              $ 903                                         $ 903
  Restricted cash                                       39,024          $(39,024)  (1)                    --
  Trade receivables, net                                11,284                 --                     11,284
  Other receivables                                      4,164                 --                      4,164
  Inventories                                           14,233                 --                     14,233
  Prepaid expenses                                       1,424                 --                      1,424
                                                        ------          ---------                     ------
      Total current assets                              71,032           (39,024)                     32,008
                                                        ------          ---------                     ------

PROPERTY AND EQUIPMENT:
  Land                                                     579                 --                        579
  Buildings                                              4,532                 --                      4,532
  Equipment                                             11,059                 --                     11,059
                                                        ------          ---------                     ------
                                                        16,170                 --                     16,170
Less accumulated depreciation and
amortization                                            (7,308)                --                     (7,308)
                                                        ------          ---------                     ------

Property and equipment, net                              8,862                 --                      8,862
                                                        ------          ---------                     ------

UNAMORTIZED DEBT ISSUANCE COSTS, NET
                                                         2,154            (1,895)  (2)                   259

OTHER ASSETS                                             4,089            --                           4,089
                                                        ------          ---------                     ------
                                                      $ 86,137          $(40,919)                   $ 45,218
                                                      ========          ---------                   ========

                    WAXMAN INDUSTRIES, INC. AND SUBSIDIARIES
            UNAUDITED PROFORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                               SEPTEMBER 30, 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                         As Reported       Proforma                     Proforma
                                                        September 30,     Adjustments                 September 30,
                                                             2000         -----------                      2000
                                                             ----                                          ----
CURRENT LIABILITIES:
  Current portion of long-term debt                        $ 10,172                  --                  $ 10,172
  Accounts payable                                            6,075                  --                     6,075
  Accrued liabilities                                         4,343                  --                     4,343
  Accrued income taxes payable                                1,389              $1,005  (3)                2,394
  Accrued interest                                            3,944             (3,944)  (4)                   --
                                                             ------             -------                    ------
      Total current liabilities                              25,923             (2,939)                    22,984
                                                             ------             -------                    ------

OTHER LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                739                  --                       739

SENIOR SECURED DEFERRED COUPON NOTES, NET
                                                             91,880            (91,880)  (5)                   --

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
Preferred stock, $0.01 par value per
share:
authorized and unissued 2,000 shares                             --                  --                        --
Common stock, $0.01 par value per
share:
22,000 shares authorized;
9,976 shares issued and outstanding                              99                  --                        99
Class B common stock, $.01 par value per
  share: 6,000 shares authorized; 2,142 shares
issued and outstanding                                           21                  --                        21
Paid-in capital                                              21,752                  --                    21,752
Retained deficit                                           (53,546)              53,900  (6)                  354
                                                             ------             -------                    ------
                                                           (31,674)              53,900                    22,226
   Accumulated other comprehensive loss                       (731)                 --                      (731)
                                                             ------             -------                    ------

      Total stockholders' (deficit) equity                 (32,405)              53,900                    21,495
                                                             ------             -------                    ------

                                                            $86,137           $(40,919)                   $45,218
                                                            =======           ---------                   =======

                    WAXMAN INDUSTRIES, INC. AND SUBSIDIARIES
             NOTES TO UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEETS
                               SEPTEMBER 30, 2000


 PROFORMA ADJUSTMENTS

(1) Represents the settlement of the obligation to the Deferred Coupon Note holders with the release of the segregated account upon confirmation of the Plan.
(2) Represents the write off of debt issuance costs associated with the Deferred Coupon Notes.
(3) Represents the net adjustment to accrued taxes based on the debt defeasance and other adjustments.
(4) Represents the elimination payment of accrued interest for the Deferred Coupon Note holders from June 1, 2000 through September 30, 2000. This interest was eliminated with the settlement with the holders.
(5)      Represents the elimination of the Company's Deferred Coupon Notes.
(6)      Represents the net profit and loss impact of the above adjustments.

ITEM 7.  RELATED FINANCIAL INFORMATION AND EXHIBITS.
         -------------------------------------------

         (c) EXHIBITS

                  2.1 Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Waxman Industries, Inc. and the Unofficial Bondholders' Committee.

                  99.1 Press release issued by the Company on November 15, 2000.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WAXMAN INDUSTRIES, INC.
                                       (Registrant)


Date:    November 27, 2000             By: /S/  MARK W. WESTER
                                          -------------------------------------
                                             Name: Mark W. Wester
                                             Title: Vice President - Finance and
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.                                                            Page No.
-----------                                                            --------

2.1 Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Waxman Industries, Inc. and the Unofficial Bondholders' Committee.

99.1     Press release issued by the Company on November 15, 2000.